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September 17, 1996



Monogram Credit Card Bank of Georgia
7840 Roswell Road
Atlanta, GA  30350
Attention: Colin Shave

Montgomery Ward Credit Corporation
880 Grier Drive
Las Vegas, NV 89119
Attention: Greg Pittman

Gentlemen:

     In connection with the execution by Montgomery Ward & Co., Incorporated ("MW") of the Bank Program Agreement and the Account Related Agreement, both dated as of April 1, 1996 (collectively the "Agreements"), we have had numerous discussions with your representatives concerning the calculation of and the data provided for that calculation with respect to "skip free promotions". We have agreed that these issues require further analysis and review to determine the appropriateness and fairness of the calculation. When this review is completed it may require the further modification of the Agreements.

                                   Very truly yours,

                                   MONTGOMERY WARD & CO., INCORPORATED

                                   By:  /s/ John Workman
                                        ------------------------------------


Accepted and Agreed To:

MONOGRAM CREDIT CARD BANK OF GEORGIA

By:  /s/
     -----------------------------

MONTGOMERY WARD CREDIT CORPORATION

By:  /s/ Gregory W. Pittman
     -----------------------------